Exhibit 99.2

                        PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY
                    PERIODS ENDED SEPTEMBER 30, 2002 AND 2001

                                                         3 MO. ENDED SEPTEMBER 30              9 MO. ENDED SEPTEMBER 30
                                                    ----------------------------------    ----------------------------------
Line                                                  2002        2001     INCR (DECR)      2002        2001     INCR (DECR)
                                                    --------    --------   -----------    --------    --------   -----------
   EARNINGS CONTRIBUTION
     BY SUBSIDIARY ($ MILLIONS)

1     Arizona Public Service                        $     87    $    108    $    (21)     $    183    $    242    $    (59)
2     Pinnacle West Energy                                10          13          (3)           12          15          (3)
3     APS Energy Services                                  7          (3)         10            20         (10)         30
4     SunCor                                              (1)          2          (3)            9           3           6
5     El Dorado                                          (15)         --         (15)          (18)         --         (18)
6     Parent Company                                      13          42         (29)           24          41         (17)
                                                    --------    --------    --------      --------    --------    --------
7         Income Before Accounting Change                101         162         (61)          230         291         (61)

8     Cumulative Effect of Change in Accounting -
        Net of Tax                                        --         (12)         12            --         (15)         15
                                                    --------    --------    --------      --------    --------    --------

9     Net Income                                    $    101    $    150    $    (49)     $    230    $    276    $    (46)
                                                    ========    ========    ========      ========    ========    ========
   EARNINGS PER SHARE
     BY SUBSIDIARY - DILUTED

10    Arizona Public Service                        $   1.02    $   1.27    $  (0.25)     $   2.15    $   2.85    $  (0.70)
11    Pinnacle West Energy                              0.12        0.16       (0.04)         0.14        0.17       (0.03)
12    APS Energy Services                               0.08       (0.03)       0.11          0.24       (0.12)       0.36
13    SunCor                                           (0.01)       0.03       (0.04)         0.11        0.03        0.08
14    El Dorado                                        (0.18)         --       (0.18)        (0.22)         --       (0.22)
15    Parent Company                                    0.16        0.49       (0.33)         0.29        0.50       (0.21)
                                                    --------    --------    --------      --------    --------    --------

16        Income Before Accounting Change               1.19        1.92       (0.73)         2.71        3.43       (0.72)

17    Cumulative Effect of Change in Accounting -
        Net of Tax                                        --       (0.15)       0.15            --       (0.18)       0.18
                                                    --------    --------    --------      --------    --------    --------

18        Net Income                                $   1.19    $   1.77    $  (0.58)     $   2.71    $   3.25    $  (0.54)
                                                    ========    ========    ========      ========    ========    ========

19    BOOK VALUE PER SHARE                          $  31.39    $  29.37    $   2.02      $  31.39    $  29.37    $   2.02

   COMMON SHARES OUTSTANDING -
     DILUTED (THOUSANDS)
20    Average                                         84,797      84,909        (112)       84,859      84,972        (113)
21    End of Period                                   84,756      84,663          93        84,756      84,663          93

                                                        12 MO. ENDED SEPTEMBER 30
                                                    ----------------------------------
Line                                                  2002        2001     INCR (DECR)
                                                    --------    --------   -----------
   EARNINGS CONTRIBUTION
     BY SUBSIDIARY ($ MILLIONS)

1     Arizona Public Service                        $    222    $    296    $    (74)
2     Pinnacle West Energy                                15          14           1
3     APS Energy Services                                 21         (19)         40
4     SunCor                                              10           6           4
5     El Dorado                                          (19)         (5)        (14)
6     Parent Company                                      17          42         (25)
                                                    --------    --------    --------

7         Income Before Accounting Change                266         334         (68)

8     Cumulative Effect of Change in Accounting -
        Net of Tax                                        --         (15)         15
                                                    --------    --------    --------

9     Net Income                                    $    266    $    319    $    (53)
                                                    ========    ========    ========
   EARNINGS PER SHARE
     BY SUBSIDIARY - DILUTED

10    Arizona Public Service                        $   2.61    $   3.48    $  (0.87)
11    Pinnacle West Energy                              0.18        0.16        0.02
12    APS Energy Services                               0.24       (0.23)       0.47
13    SunCor                                            0.11        0.07        0.04
14    El Dorado                                        (0.22)      (0.06)      (0.16)
15    Parent Company                                    0.21        0.51       (0.30)
                                                    --------    --------    --------

16        Income Before Accounting Change               3.13        3.93       (0.80)

17    Cumulative Effect of Change in Accounting -
        Net of Tax                                        --       (0.18)       0.18
                                                    --------    --------    --------

18        Net Income                                $   3.13    $   3.75    $  (0.62)
                                                    ========    ========    ========

19    BOOK VALUE PER SHARE                          $  31.39    $  29.37    $   2.02

   COMMON SHARES OUTSTANDING -
     DILUTED (THOUSANDS)
20    Average                                         84,851      84,984        (133)
21    End of Period                                   84,756      84,663          93

See Glossary of Terms.                                               Page 1 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY
                    PERIODS ENDED SEPTEMBER 30, 2002 AND 2001

                                                                   3 MO. ENDED SEPTEMBER 30             9 MO. ENDED SEPTEMBER 30
                                                             ----------------------------------   ----------------------------------
Line                                                           2002        2001     INCR (DECR)     2002        2001     INCR (DECR)
                                                             --------    --------   -----------   --------    --------   -----------
    ELECTRIC OPERATING REVENUES
       (DOLLARS IN  MILLIONS)
    Retail
22     Residential                                           $    337    $    328    $      9     $    734    $    735    $     (1)
23     Business                                                   270         276          (6)         716         733         (17)
                                                             --------    --------    --------     --------    --------    --------
24        Total retail                                            607         604           3        1,450       1,468         (18)
                                                             --------    --------    --------     --------    --------    --------
    Wholesale revenue on delivered electricity
25     Traditional contracts                                        3         (10)         13            6          71         (65)
26     Retail load hedge management                                99         364        (265)         112         551        (439)
       Marketing and trading -- delivered
27        Generation sales other than native load                   8           4           4           18         142        (124)
28        Realized margin on electricity trading                    5          (5)         10           46          24          22
29        Other delivered electricity (a)                          53          51           2          126         300        (174)
                                                             --------    --------    --------     --------    --------    --------
30        Total delivered marketing and trading                    66          50          16          190         466        (276)
                                                             --------    --------    --------     --------    --------    --------
31     Total delivered wholesale electricity                      168         404        (236)         308       1,088        (780)
                                                             --------    --------    --------     --------    --------    --------
    Other marketing and trading
32     Realized margins on delivered commodities
          other than electricity (a)                               (3)         (1)         (2)           2         (18)         20
33     Prior period mark-to-market (gains) losses on
          contracts delivered during current period (a)             3         (37)         40          (34)         13         (47)
34     Change in mark-to-market for future-period
          deliveries                                               22         130        (108)          55         173        (118)
                                                             --------    --------    --------     --------    --------    --------
35     Total other marketing and trading                           22          92         (70)          23         168        (145)
                                                             --------    --------    --------     --------    --------    --------
36  Transmission for others                                         6           9          (3)          18          18          --
37  Other miscellaneous services                                    4           6          (2)          10          17          (7)
                                                             --------    --------    --------     --------    --------    --------
38        Total electric operating revenues                  $    807    $  1,115    $   (308)    $  1,809    $  2,759    $   (950)
                                                             ========    ========    ========     ========    ========    ========
    ELECTRIC SALES (GWH)

    Retail sales
39     Residential                                              3,806       3,597         209        8,388       8,185         203
40     Business                                                 3,681       3,724         (43)       9,881       9,993        (112)
                                                             --------    --------    --------     --------    --------    --------
41        Total retail                                          7,487       7,321         166       18,269      18,178          91
                                                             --------    --------    --------     --------    --------    --------
    Wholesale electricity delivered
42     Traditional contracts                                      142         (37)        179          334       1,130        (796)
43     Retail load hedge management                             1,958       1,847         111        2,346       2,658        (312)
       Marketing and trading -- delivered
44        Generation sales other than native load                 291          73         218          740       1,132        (392)
45        Electricity trading                                   5,908       3,553       2,355       12,613       8,203       4,410
46        Other delivered electricity                             905         267         638        2,406       1,836         569
                                                             --------    --------    --------     --------    --------    --------
47        Total delivered marketing and trading                 7,104       3,893       3,211       15,759      11,171       4,587
                                                             --------    --------    --------     --------    --------    --------
48     Total delivered wholesale electricity                    9,204       5,703       3,501       18,439      14,959       3,479
                                                             --------    --------    --------     --------    --------    --------
49        Total electric sales                                 16,691      13,024       3,667       36,708      33,137       3,570
                                                             ========    ========    ========     ========    ========    ========

                                                                 12 MO. ENDED SEPTEMBER 30
                                                             ----------------------------------
Line                                                           2002        2001     INCR (DECR)
                                                             --------    --------   -----------
    ELECTRIC OPERATING REVENUES
       (DOLLARS IN  MILLIONS)
    Retail
22     Residential                                           $    914    $    907    $      7
23     Business                                                   935         944          (9)
                                                             --------    --------    --------
24        Total retail                                          1,849       1,851          (2)
                                                             --------    --------    --------
    Wholesale revenue on delivered electricity
25     Traditional contracts                                        8          87         (79)
26     Retail load hedge management                               139         597        (458)
       Marketing and trading -- delivered
27        Generation sales other than native load                  24         222        (198)
28        Realized margin on electricity trading                   84          34          50
29        Other delivered electricity (a)                         155         406        (251)
                                                             --------    --------    --------
30        Total delivered marketing and trading                   263         662        (399)
                                                             --------    --------    --------
31     Total delivered wholesale electricity                      410       1,346        (936)
                                                             --------    --------    --------
    Other marketing and trading
32     Realized margins on delivered commodities
          other than electricity (a)                                6         (19)         25
33     Prior period mark-to-market (gains) losses on
          contracts delivered during current period (a)           (96)         11        (107)
34     Change in mark-to-market for future-period
          deliveries                                               57         162        (105)
                                                             --------    --------    --------
32     Total other marketing and trading                          (33)        154        (187)
                                                             --------    --------    --------
36  Transmission for others                                        26          22           4
37  Other miscellaneous services                                   11          24         (13)
                                                             --------    --------    --------
38        Total electric operating revenues                  $  2,263    $  3,397    $ (1,134)
                                                             ========    ========    ========
    ELECTRIC SALES (GWH)

    Retail sales
39     Residential                                             10,537      10,213         324
40     Business                                                12,952      12,958          (6)
                                                             --------    --------    --------
41        Total retail                                         23,489      23,171         318
                                                             --------    --------    --------
    Wholesale electricity delivered
42     Traditional contracts                                      417       1,481      (1,064)
43     Retail load hedge management                             2,728       3,360        (632)
       Marketing and trading -- delivered
44        Generation sales other than native load                 996       1,852        (856)
45        Electricity trading                                  16,441      10,292       6,149
46        Other delivered electricity                           3,152       2,796         356
                                                             --------    --------    --------
47        Total delivered marketing and trading                20,589      14,940       5,649
                                                             --------    --------    --------
48     Total delivered wholesale electricity                   23,734      19,781       3,953
                                                             --------    --------    --------
49        Total electric sales                                 47,223      42,952       4,271
                                                             ========    ========    ========

----------
(a) The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 38 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 33 are included in lines 28 and 32. For example, line 33 shows that a prior-period mark-to-market loss of $3 million was transferred to "realized" for the third quarter of 2002. Lines 28 and 32 include amounts totaling $2 million of realized revenues for the third quarter of 2002.

See Glossary of Terms.                                               Page 2 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY
                    PERIODS ENDED SEPTEMBER 30, 2002 AND 2001

                                                               3 MO. ENDED SEPTEMBER 30            9 MO. ENDED SEPTEMBER 30
                                                            -------------------------------    -------------------------------
Line                                                         2002      2001     INCR (DECR)     2002      2001     INCR (DECR)
                                                            ------    ------    -----------    ------    ------    -----------
     MARKETING AND TRADING
        PRETAX GROSS MARGIN ANALYSIS
        (DOLLARS IN  MILLIONS)

     REALIZED AND MARK-TO-MARKET COMPONENTS
     Current Period Effects
        Realized margin on delivered commodities
           Electricity
50           Generation sales other than native load        $    3    $    3      $   --       $    5    $   77      $  (72)
51           Other electricity marketing and trading (a)        19        14           5           76        61          15
                                                            ------    ------      ------       ------    ------      ------
52           Total electricity                                  22        17           5           81       138         (57)
53         Other commodities (a)                                (3)       (1)         (2)           2       (18)         20
                                                            ------    ------      ------       ------    ------      ------
54         Total realized margin                                19        16           3           83       120         (37)
                                                            ------    ------      ------       ------    ------      ------
        Prior-period mark-to-market (gains) losses on
          contracts delivered during current period
55         Electricity (a)                                      (4)      (38)         34          (31)       (2)        (29)
56         Other commodities (a)                                 6         1           5           (4)       22         (26)
57         Charge related to trading activities with
              Enron and its affiliates                          --        --          --           --        --          --
                                                            ------    ------      ------       ------    ------      ------
58         Subtotal                                              2       (37)         39          (35)       20         (55)
                                                            ------    ------      ------       ------    ------      ------
59      Total current period effects (b)                        21       (21)         42           48       140         (92)
                                                            ------    ------      ------       ------    ------      ------
     Change in mark-to-market gains (losses) for
       future period deliveries (b)
61      Electricity                                             25       126        (101)          62       178        (116)
61      Other commodities                                       (2)        3          (5)          (7)       (5)         (2)
                                                            ------    ------      ------       ------    ------      ------
62      Subtotal                                                23       129        (106)          55       173        (118)
                                                            ------    ------      ------       ------    ------      ------
63   Total gross margin                                     $   44    $  108      $  (64)      $  103    $  313      $ (210)
                                                            ======    ======      ======       ======    ======      ======

                                                               12 MO. ENDED SEPTEMBER 30
                                                            -------------------------------
Line                                                         2002      2001     INCR (DECR)
                                                            ------    ------    -----------
     MARKETING AND TRADING
        PRETAX GROSS MARGIN ANALYSIS
        (DOLLARS IN  MILLIONS)

     REALIZED AND MARK-TO-MARKET COMPONENTS
     Current Period Effects
        Realized margin on delivered commodities
           Electricity
50           Generation sales other than native load        $    8    $  116      $ (108)
51           Other electricity marketing and trading (a)       132        66          66
                                                            ------    ------      ------
52           Total electricity                                 140       182         (42)
53         Other commodities (a)                                 6       (19)         25
                                                            ------    ------      ------
54         Total realized margin                               146       163         (17)
                                                            ------    ------      ------
        Prior-period mark-to-market (gains) losses on
          contracts delivered during current period
55         Electricity (a)                                     (80)       (5)        (75)
56         Other commodities (a)                               (16)       23         (39)
57         Charge related to trading activities with
              Enron and its affiliates                          --        --          --
                                                            ------    ------      ------
58         Subtotal                                            (96)       18        (114)
                                                            ------    ------      ------
59      Total current period effects (b)                        50       181        (131)
                                                            ------    ------      ------
     Change in mark-to-market gains (losses) for
       future period deliveries (b)
61      Electricity                                             66       168        (102)
61      Other commodities                                       (9)       (6)         (3)
                                                            ------    ------      ------
62      Subtotal                                                57       162        (105)
                                                            ------    ------      ------
63   Total gross margin                                     $  107    $  343      $ (236)
                                                            ======    ======      ======

     FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

     As of September 30, 2002, Pinnacle West had accumulated mark-to-market net gains of $159 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: remainder of 2002, $15 million; 2003, $30 million; 2004, $34 million; 2005 and thereafter, $80 million.

----------
(a) The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 59 and in line 64 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 55 are included in line 51. The opposites of amounts included in line 56 are included in line 53. For example, line 55 shows that a prior-period mark-to-market gain of $4 million was transferred to "realized" for the thind quarter of 2002. A $4 million realized gain is included in the $19 million on line 51 for the third quarter of 2002.
(b) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.                                               Page 3 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY
                    PERIODS ENDED SEPTEMBER 30, 2002 AND 2001

                                                         3 MO. ENDED SEPTEMBER 30           9 MO. ENDED SEPTEMBER 30
                                                     -------------------------------    -------------------------------
Line                                                  2002      2001     INCR (DECR)     2002      2001     INCR (DECR)
                                                     ------    ------    -----------    ------    ------    -----------
     MARKETING AND TRADING
       PRETAX GROSS MARGIN ANALYSIS (CONTINUED)
        (DOLLARS IN  MILLIONS)

     BY COMMODITY SOLD OR TRADED

64   Electricity                                     $   43    $  105      $  (62)      $  113    $  314      $ (201)
65   Natural gas                                          3         9          (6)          (1)       (6)          5
66   Coal                                                 1        (2)          3           (2)       14         (16)
67   Emission allowances                                 (3)       (4)          1           (7)       (9)          2
68   Other                                               --        --          --           --        --          --
                                                     ------    ------      ------       ------    ------      ------
69      Total Gross Margin                           $   44    $  108      $  (64)      $  103    $  313      $ (210)
                                                     ======    ======      ======       ======    ======      ======
     BY PINNACLE WEST ENTITY

     Parent company marketing and trading division
70      Generation sales other than native load      $    2    $   --      $    2       $    3    $   --      $    3
71      Other marketing and trading                      30        74         (44)          73        84         (11)
     APS
72      Generation sales other than native load           1         2          (1)           2        76         (74)
73      Other marketing and trading                      --        32         (32)          --       153        (153)
     Pinnacle West Energy
74      Generation sales other than native load          --        --          --           --        --          --
75      Other marketing and trading                      --        --          --           --        --          --
     APS ES
76      Other marketing and trading                      11        --          11           25        --          25
                                                     ------    ------      ------       ------    ------      ------
77   Total gross margin before income taxes          $   44    $  108      $  (64)      $  103    $  313      $ (210)
                                                     ======    ======      ======       ======    ======      ======

                                                        12 MO. ENDED SEPTEMBER 30
                                                     -------------------------------
Line                                                  2002      2001     INCR (DECR)
                                                     ------    ------    -----------
     MARKETING AND TRADING
       PRETAX GROSS MARGIN ANALYSIS (CONTINUED)
        (DOLLARS IN  MILLIONS)

     BY COMMODITY SOLD OR TRADED

64   Electricity                                     $  128    $  345      $ (217)
65   Natural gas                                         (4)       (2)         (2)
66   Coal                                                (8)       13         (21)
67   Emission allowances                                 (9)      (13)          4
68   Other                                               --        --          --
                                                     ------    ------      ------
69      Total Gross Margin                           $  107    $  343      $ (236)
                                                     ======    ======      ======
     BY PINNACLE WEST ENTITY

     Parent company marketing and trading division
70      Generation sales other than native load      $    3    $   --      $    3
71      Other marketing and trading                      67        82         (15)
     APS
72      Generation sales other than native load           5       115        (110)
73      Other marketing and trading                       3       146        (143)
     Pinnacle West Energy
74      Generation sales other than native load          --        --          --
75      Other marketing and trading                      --        --          --
     APS ES
76      Other marketing and trading                      29        --          29
                                                     ------    ------      ------
77   Total gross margin before income taxes          $  107    $  343      $ (236)
                                                     ======    ======      ======

See Glossary of Terms.                                               Page 4 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY
                    PERIODS ENDED SEPTEMBER 30, 2002 AND 2001

                                               3 MO. ENDED SEPTEMBER 30             9 MO. ENDED SEPTEMBER 30
                                          ----------------------------------   ----------------------------------
Line                                        2002        2001     INCR (DECR)     2002        2001     INCR (DECR)
                                          --------    --------   -----------   --------    --------   -----------
     AVERAGE ELECTRIC CUSTOMERS

     Retail customers
78      Residential                        798,590     773,321      25,269      798,424     772,991      25,433
79      Business                           100,318      98,874       1,444       99,916      98,054       1,862
                                          --------    --------    --------     --------    --------    --------
80         Total                           898,908     872,195      26,713      898,340     871,045      27,295
81   Wholesale customers                        67          66           1           67          67          --
                                          --------    --------    --------     --------    --------    --------
82         Total customers                 898,975     872,261      26,714      898,407     871,112      27,295
                                          ========    ========    ========     ========    ========    ========
83   Customer Growth (% over prior year)       3.1%        3.7%       (0.6)%        3.1%        3.9%       (0.8)%

     RETAIL ELECTRIC SALES (GWH) -
       WEATHER NORMALIZED

84   Residential                             3,602       3,307         295        8,153       7,548         605
85   Business                                3,675       3,618          57        9,841       9,764          77
                                          --------    --------    --------     --------    --------    --------
86         Total                             7,277       6,925         352       17,994      17,312         682
                                          ========    ========    ========     ========    ========    ========
     RETAIL ELECTRICITY USAGE
       (KWH/AVERAGE CUSTOMER)

87   Residential                             4,766       4,651         115       10,506      10,590         (84)
88   Business                               36,691      37,666        (975)      98,902     101,915      (3,013)

     RETAIL ELECTRICITY USAGE -
       WEATHER NORMALIZED
       (KWH/AVERAGE CUSTOMER)

89   Residential                             4,510       4,276         234       10,211       9,764         447
90   Business                               36,638      36,595          43       98,500      99,580      (1,080)

     ELECTRICITY DEMAND (MW)

91   System peak demand                      5,803       5,687         116        5,803       5,687         116

                                               12 MO. ENDED SEPTEMBER 30
                                          ----------------------------------
Line                                        2002        2001     INCR (DECR)
                                          --------    --------   -----------
     AVERAGE ELECTRIC CUSTOMERS

     Retail customers
78      Residential                        795,414     770,090      25,324
79      Business                            99,592      97,546       2,046
                                          --------    --------    --------
80         Total                           895,006     867,636      27,370
81   Wholesale customers                        67          67          --
                                          --------    --------    --------
82         Total customers                 895,073     867,703      27,370
                                          ========    ========    ========
83   Customer Growth (% over prior year)       3.2%        3.9%       (0.7)%

     RETAIL ELECTRIC SALES (GWH) -
       WEATHER NORMALIZED

84   Residential                            10,282       9,474         808
85   Business                               12,854      12,769          85
                                          --------    --------    --------
86         Total                            23,136      22,243         893
                                          ========    ========    ========
     RETAIL ELECTRICITY USAGE
       (KWH/AVERAGE CUSTOMER)

87   Residential                            13,247      13,263         (16)
88   Business                              130,056     132,843      (2,787)

     RETAIL ELECTRICITY USAGE -
       WEATHER NORMALIZED
       (KWH/AVERAGE CUSTOMER)

89   Residential                            12,927      12,303         624
90   Business                              129,066     130,901      (1,835)

     ELECTRICITY DEMAND (MW)

91   System peak demand                      5,803       5,687         116

See Glossary of Terms.                                               Page 5 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY
                    PERIODS ENDED SEPTEMBER 30, 2002 AND 2001

                                                              3 MO. ENDED SEPTEMBER 30            9 MO. ENDED SEPTEMBER 30
                                                          ---------------------------------   ---------------------------------
Line                                                        2002       2001     INCR (DECR)     2002       2001     INCR (DECR)
                                                          -------    -------    -----------   -------    -------    -----------
     ENERGY SOURCES (GWH)

     Generation production
92      Nuclear                                             2,387      2,320           67       6,885      6,566          319
93      Coal                                                3,280      3,223           57       8,873      9,369         (496)
94      Gas, oil and other                                  1,647      1,157          490       2,548      3,420         (872)
                                                          -------    -------      -------     -------    -------      -------
95         Total                                            7,314      6,700          614      18,306     19,355       (1,049)
                                                          -------    -------      -------     -------    -------      -------
     Purchased power
96      Firm load                                             859      1,734         (875)      1,776      2,749         (973)
97      Marketing and trading                               8,771      5,667        3,104      17,364     12,698        4,666
                                                          -------    -------      -------     -------    -------      -------
98         Total                                            9,630      7,401        2,229      19,140     15,447        3,693
                                                          -------    -------      -------     -------    -------      -------
99         Total energy sources                            16,944     14,101        2,843      37,446     34,802        2,644
                                                          =======    =======      =======     =======    =======      =======
     POWER PLANT PERFORMANCE

     Capacity Factors
100     Nuclear                                               100%        97%           3%         97%        92%           5%
101     Coal                                                   87%        85%           2%         79%        84%          (4)%
102     Gas, oil and other                                     38%        38%           0%         25%        41%         (16)%
103     System average                                         69%        73%          (4)%        65%        72%          (8)%

     Generation Capacity Out of Service and Replaced
     for Native Load (average MW/day)
104     Nuclear                                                12         26          (14)         47         88          (41)
105     Coal                                                   88        129          (41)        184        193           (9)
106     Gas                                                   106         24           82          45         37            8
107        Total                                              206        179           27         276        319          (42)

108  Generation Fuel Cost ($/MWh)                         $ 14.84    $ 13.21      $  1.63     $ 12.99    $ 17.30      $ (4.30)

                                                              12 MO. ENDED SEPTEMBER 30
                                                          ---------------------------------
Line                                                        2002       2001     INCR (DECR)
                                                          -------    -------    -----------
     ENERGY SOURCES (GWH)

     Generation production
92      Nuclear                                             8,705      8,644           61
93      Coal                                               12,077     12,544         (467)
94      Gas, oil and other                                  3,132      4,309       (1,177)
                                                          -------    -------      -------
95         Total                                           23,914     25,497       (1,583)
                                                          -------    -------      -------
     Purchased power
96      Firm load                                           1,988      2,845         (857)
97      Marketing and trading                              22,319     16,448        5,871
                                                          -------    -------      -------
98         Total                                           24,307     19,293        5,014
                                                          -------    -------      -------
99         Total energy sources                            48,221     44,790        3,431
                                                          =======    =======      =======
     POWER PLANT PERFORMANCE

     Capacity Factors
100     Nuclear                                                92%        91%           1%
101     Coal                                                   81%        84%          (3)%
102     Gas, oil and other                                     24%        39%         (15)%
103     System average                                         64%        72%          (8)%

     Generation Capacity Out of Service and Replaced
     for Native Load (average MW/day)
104     Nuclear                                                97        102           (5)
105     Coal                                                  160        192          (32)
106     Gas                                                    38         33            5
107        Total                                              295        327          (32)

108  Generation Fuel Cost ($/MWh)                         $ 12.88    $ 17.07      $ (4.19)

See Glossary of Terms.                                               Page 6 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY
                    PERIODS ENDED SEPTEMBER 30, 2002 AND 2001

                                                           3 MO. ENDED SEPTEMBER 30               9 MO. ENDED SEPTEMBER 30
                                                     ------------------------------------   ------------------------------------
Line                                                    2002         2001     INCR (DECR)      2002         2001     INCR (DECR)
                                                     ---------    ---------   -----------   ---------    ---------   -----------
     ENERGY MARKET INDICATORS (a)

     Electricity Average Daily Spot Prices ($/MWh)
        On-Peak
109        Palo Verde                                $   35.45    $   49.80    $  (14.35)   $   30.98    $  446.72    $ (117.92)
110        SP15                                      $   35.55    $   45.61    $  (10.06)   $   31.84    $  451.57    $ (118.69)
        Off-Peak
111        Palo Verde                                $   18.21    $   27.22    $   (9.01)   $   18.16    $  227.94    $  (57.82)
112        SP15                                      $   19.54    $   28.92    $   (9.38)   $   19.42    $  273.50    $  (71.75)

     WEATHER INDICATORS

     Actual
113     Cooling degree-days                              2,647        2,663          (16)       4,477        4,502          (25)
114     Heating degree-days                                 --           --           --          472          700         (228)
115     Average humidity                                    27%          31%          (4)%         24%          35%         (11)%
     10-Year Averages
116     Cooling degree-days                              2,454        2,454           --        3,983        3,983           --
117     Heating degree-days                                 --           --           --          591          591           --
118     Average humidity                                    34%          34%           0%          35%          35%           0%
                                                     ---------    ---------    ---------    ---------    ---------    ---------
     ECONOMIC INDICATORS

     Building Permits -- Metro Phoenix (b) (d)
119     Single-family                                    6,062        5,288          774       23,142       23,239          (97)
120     Multi-family                                     1,045        1,450         (405)       4,031        7,188       (3,157)
                                                     ---------    ---------    ---------    ---------    ---------    ---------
121        Total                                         7,107        6,738          369       27,173       30,427       (3,254)
                                                     =========    =========    =========    =========    =========    =========
     Arizona Job Growth (c) (d)
122     Payroll job growth (% over prior year)            (1.0)%        0.4%        (1.4)%       (1.1)%        1.7%        (2.8)%
123     Unemployment rate (%, seasonally adjusted)         5.9%         4.1%         1.8%         5.9%         4.2%         1.7%


                                                          12 MO. ENDED SEPTEMBER 30
                                                     ------------------------------------
Line                                                    2002         2001     INCR (DECR)
                                                     ---------    ---------   -----------
     ENERGY MARKET INDICATORS (a)

     Electricity Average Daily Spot Prices ($/MWh)
        On-Peak
109        Palo Verde                                $   29.96    $  102.07    $   (72.11)
110        SP15                                      $   30.97    $  104.10    $   (73.13)
        Off-Peak
111        Palo Verde                                $   18.20    $   61.47    $   (56.12)
112        SP15                                      $   19.67    $   74.32    $    19.67

     WEATHER INDICATORS

     Actual
113     Cooling degree-days                              5,097        4,755        342
114     Heating degree-days                                932        1,200       (268)
115     Average humidity                                    28%          38%       (10)%
     10-Year Averages
116     Cooling degree-days                              4,381        4,381         --
117     Heating degree-days                              1,026        1,026         --
118     Average humidity                                    36%          36%         0%
                                                     ---------    ---------    -------
     ECONOMIC INDICATORS

     Building Permits -- Metro Phoenix (b) (d)
119     Single-family                                   29,382       29,649       (267)
120     Multi-family                                     4,748        9,140     (4,392)
                                                     ---------    ---------    -------
121        Total                                        34,130       38,789     (4,659)
                                                     =========    =========    =======
     Arizona Job Growth (c) (d)
122     Payroll job growth (% over prior year)            (1.0)%        2.2%      (3.2)%
123     Unemployment rate (%, seasonally adjusted)         5.7%         4.0%       1.7%

----------
Sources:

(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security
(d) The economic indicators reflect latest available data through periods ending August 2002 and August 2001.

See Glossary of Terms.                                               Page 7 of 7